UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 26, 2001
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                                  Piranha, Inc.
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        (Exact name of small business issuer as specified in its charter)


Delaware                     0-20190                       36-3859518
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(State or other           (Commission File                 (I.R.S.Employer
jurisdiction                 Number)                        Identification No.)
of incorporation)

800 E. Campbell Road, Suite 199, Richardson, TX           75080
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(Address of principal executive offices)                  (Zip Code)



(Registrant's telephone number, including area code: (972) 301-4613




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(Former name, former address and former fiscal year, if changed since last report)

















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    Item 5.  Other Information.

     On Wednesday, September 26, 2001, the United States Bankruptcy Court for the Northern District of Texas, Dallas Division, denied a motion brought by Richard S. Berger to dismiss the registrant's bankruptcy proceeding presently pending in that court. In denying the motion, the court ruled, in part, that the current board of directors consisted of Mr. Berger, Edward W. Sample and Mike Churchill. The court also declined to give effect to consents of stockholders solicited by Mr. Berger which, among other acts, purportedly established Mr. Berger as the registrant's sole director.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf, thereby duly authorized.



    Date: September 27, 2001
                                      Piranha, Inc.


                                      /s/ Edward W. Sample
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                                      Edward W. Sample, Chief Executive Officer